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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                           DATE OF REPORT: MAY 2, 2003
                        (Date of earliest event reported)





                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)





MARYLAND                    COMMISSION FILE NO. 1-12616               38-2730780
(State of Organization)                                  (IRS Employer I.D. No.)




                               27777 FRANKLIN ROAD
                                    SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 208-2500
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS.

         On May 2, 2003, Sun Communities, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003 and certain other information.


ITEM 9.  REGULATION FD DISCLOSURES

         The information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

         Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company's press release dated May 2, 2003, announcing its financial results for the fiscal quarter ended March 31, 2003.

         On May 2, 2003, the Company will hold an investor conference call and webcast at 11:00 a.m. EDT to disclose and discuss the financial results for the first quarter of 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 2, 2003      SUN COMMUNITIES, INC.

                         By:   /s/ Jeffrey P. Jorissen
                            ----------------------------------------------------
                               Jeffrey P. Jorissen, Executive Vice President,
                               Treasurer, Chief Financial Officer, and Secretary











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                              SUN COMMUNITIES, INC.
                                  EXHIBIT INDEX



Exhibit No.        Description                                    Filed Herewith


 99.1              Text of Press Release, dated May 2, 2003             X






























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